God Bless America ETF Trading Symbol: YALL Listed on NYSE Arca, Inc. Summary Prospectus December 18, 2024 www.godblessamericaetf.com

Before you invest, you may want to review the God Bless America ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 18, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.godblessamericaetf.com. You can also get this information at no cost by calling at (855) 434-4080 or by sending an e-mail request to info@godblessamericaetf.com.

Investment Objective

The God Bless America ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

(1)	The Fund’s investment adviser ,Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses (“AFFE”), accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategy

The Fund is an actively-managed exchange-traded fund (“ETF”). Curran Financial Partners, LLC (the “Sub-Adviser”) selects investments for the Fund from a universe of U.S. listed equity securities with market capitalizations of at least $1 billion. From the initial investment universe, the Sub-Adviser eliminates companies that, in the Sub-Adviser’s assessment, have emphasized politically left and/or liberal political activism and social agendas at the expense of maximizing shareholder returns.

To determine whether a company emphasizes politically left and/or liberal political activism and social agendas the Sub-Adviser analyzes articles, websites, newspaper advertisements, press releases, TV appearances, other forms of mass communication and comments made by company spokespersons. The Sub-Adviser will avoid investing in companies that make left-leaning public statements about political issues unrelated to the company’s business. The Sub-Adviser considers a political statement unrelated to a company’s business if there is no meaningful nexus between the statement and the company’s primary business activity (e.g., companies that issue press releases in response to U.S. Supreme Court rulings that do not directly relate to a company’s primary business activity). In evaluating a company’s political activity, the Sub-Adviser will not consider a company’s internal policies regarding employee relations nor its political or charitable donation practices.

In addition to evaluating a company’s political activity, the Sub-Adviser also analyzes information from company regulatory filings (e.g., annual reports), and evaluates each candidate company’s investment potential by analyzing well-recognized stock valuation metrics (e.g., relative dividend yields and price-to-earnings ratios). The Sub-Adviser will focus on companies with low price-to-earnings ratios (relative to industry peers) that have a multi-year track record of job growth.

The Sub-Adviser then constructs the Fund’s portfolio with the equity securities of approximately 30-40 companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities listed on U.S. exchanges. The Fund’s portfolio will, under normal market conditions, include securities from each of the following eleven market sectors: Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Health Care, Financials, Information Technology, Real Estate, Communication Services, and Utilities. The Fund’s portfolio holdings will generally be weighted in line with the market capitalization of the preceding market sectors relative to the Fund’s overall investment universe.

If a company in the Fund’s portfolio, in the Sub-Adviser’s assessment, begins to emphasize politically left and/or liberal political activism and social agendas at the expense of maximizing shareholder returns, the Sub-Adviser will sell the security from the Fund’s portfolio. That determination will be made without regard to the Sub-Adviser’s view of the company’s financial characteristics. In addition, the Fund may sell a holding when the Sub-Adviser determines the fundamental outlook for a company is expected to deteriorate or if the Sub-Adviser determines another company has a greater opportunity to achieve the Fund’s investment objective.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective.

Equity Market Risk. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. The equity securities in which the Fund invests may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser’s investment approach relies on the accuracy of information from various sources (e.g., social media), which information may prove to be incorrect or incomplete. As a result, any decisions made in reliance thereon expose the Fund to potential risks that, in turn, may negatively impact the Fund’s performance.

Political Criteria Risk. Because the Sub-Adviser evaluates the political activity of the companies in the Fund’s investment universe as part of its portfolio management process, it may forego some market opportunities available to other funds that do not consider political factors. The Fund’s consideration of political activity as a consideration in the portfolio management process may also prompt the Fund to sell a security at inopportune times. As a result, the Fund may underperform funds that do not evaluate companies based on political activity.

Market Capitalization Risk

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security in the Fund’s portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Securities in the Fund’s portfolios may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Newer Fund Risk. The Fund is newer with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. While the total operating expenses of the Fund will be limited by the Fund’s unitary management fee, there can be no assurance that the Fund will grow to or maintain an economically viable size. If the Fund fails to maintain an economically viable size, it may cease operations, and investors may be required to liquidate or transfer their investments at inopportune times.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the 2023 calendar year. The table illustrates how the Fund’s average annual total returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.godblessamericaetf.com.

Calendar Year Ended December 31,

The Fund’s calendar year-to-date return as of September 30, 2024 was 26.11%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 15.41% for the quarter ended December 31, 2023 and the lowest quarterly return was (2.18)% for the quarter ended September 30, 2023.

Average Annual Total Returns

For the Periods Ended December 31, 2023

	1 Year	Since Inception (October 10, 2022)
Return Before Taxes	40.31%	40.76%
Return After Taxes on Distributions	38.58%	39.29%
Return After Taxes on Distributions and Sale of Fund Shares	24.08%	30.83%
S&P 500 Total Return Index(1) (reflects no deduction for fees, expenses, or taxes)	26.29%	27.59%

(1)	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged accounts, such as an IRA.

Management

Investment Adviser

Tidal Investments LLC, serves as investment adviser to the Fund.

Investment Sub-Adviser

Curran Financial Partners, LLC (“Curran” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Adam B. Curran, CFP, President of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.godblessamericaetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.